Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05
LOAN PRODUCTION
Number of Working Days in the Period	20	23	21	21	21	21
Average Daily Mortgage Loan Applications	$2,973	$3,168	$3,043	$2,806	$2,667	$2,467
Mortgage Loan Pipeline (loans-in-process)	$77,007	$78,062	$76,821	$70,644	$68,773	$59,651
Commercial Real Estate Loan Pipeline (loans-in-process)	$521	$458	$558	$339	$441	$297

Loan Fundings:
Consumer Markets Division	$14,230	$16,133	$14,516	$14,534	$13,656	$12,735
Wholesale Lending Division	9,448	10,855	9,360	8,206	8,171	8,607
Correspondent Lending Division	19,772	23,744	22,869	21,099	19,227	18,266
Capital Markets	659	2,335	2,089	2,933	1,190	4,506
Total Mortgage Loan Fundings	44,109	53,067	48,834	46,772	42,244	44,114
Commercial Real Estate Fundings	293	397	423	507	647	362
Total Loan Fundings	$44,402	$53,464	$49,257	$47,279	$42,891	$44,476

Countrywide Bank Mortgage Loan Fundings (1)	$5,539	$5,309	$3,899	$2,936	$3,335	$4,480

Loan Fundings in Units:
Consumer Markets Division	89,262	102,357	91,494	91,233	86,972	81,628
Wholesale Lending Division	45,702	51,526	44,704	40,184	39,158	41,380
Correspondent Lending Division	99,353	117,470	111,418	101,453	93,705	91,459
Capital Markets	2,446	8,148	8,157	10,932	4,588	17,250
Total Mortgage Loan Fundings in Units	236,763	279,501	255,773	243,802	224,423	231,717
Commercial Real Estate	22	30	25	29	35	28
Total Loan Fundings in Units	236,785	279,531	255,798	243,831	224,458	231,745

Countrywide Bank Mortgage Loan Units (1)	43,732	44,162	36,225	30,026	30,038	35,116

Mortgage Loan Fundings: (2)
Purchase	$20,982	$25,079	$22,971	$20,693	$19,409	$21,086
Non-purchase	23,127	27,988	25,863	26,079	22,835	23,028
Total Mortgage Loan Fundings	$44,109	$53,067	$48,834	$46,772	$42,244	$44,114

Mortgage Loan Fundings by Product:
Government Fundings	$995	$1,114	$1,032	$958	$886	$890
ARM Fundings	$23,275	$27,267	$24,011	$23,146	$21,052	$22,356
Home Equity Fundings	$3,641	$4,122	$3,818	$3,569	$3,714	$4,020
Nonprime Fundings	$3,661	$4,504	$4,036	$3,876	$3,899	$4,405

MORTGAGE LOAN SERVICING (3)
Volume	$990,624	$1,020,416	$1,047,623	$1,070,077	$1,092,104	$1,111,090
Units	6,957,389	7,089,887	7,203,562	7,294,228	7,379,806	7,431,949

Subservicing Volume(4)	$28,783	$28,868	$27,556	$30,641	$32,265	$29,901
Subservicing Units	261,325	259,688	256,935	267,847	268,954	261,078

Prepayments in Full	$21,860	$25,111	$21,443	$20,625	$19,125	$17,810
Bulk Servicing Acquisitions	$6,279	$3,393	$59	$5,462	$997	$1,686

Portfolio Delinquency - CHL (5)	3.86%	3.68%	4.03%	4.32%	4.58%	4.61%
Foreclosures Pending - CHL (5)	0.40%	0.42%	0.42%	0.41%	0.43%	0.44%

	Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06	Jul-06	YTD
LOAN PRODUCTION
Number of Working Days in the Period	20	19	23	20	22	22	20	146
Average Daily Mortgage Loan Applications	$2,408	$2,505	$2,687	$2,562	$2,667	$2,731	$2,539	$2,591
Mortgage Loan Pipeline (loans-in-process)	$57,351	$59,336	$64,167	$63,739	$65,577	$64,979	$62,230
Commercial Real Estate Loan Pipeline (loans-in-process)	$308	$258	$203	$295	$204	$305	$203

Loan Fundings:
Consumer Markets Division	$10,304	$10,809	$13,513	$12,413	$14,170	$14,708	$12,978	$88,895
Wholesale Lending Division	7,141	7,159	9,349	8,419	9,083	9,283	7,786	58,220
Correspondent Lending Division	14,233	11,223	15,680	13,263	13,325	15,332	14,023	97,079
Capital Markets	955	1,746	1,306	1,943	1,996	2,674	944	11,564
Total Mortgage Loan Fundings	32,633	30,937	39,848	36,038	38,574	41,997	35,731	255,758
Commercial Real Estate Fundings	235	268	463	252	281	464	427	2,390
Total Loan Fundings	$32,868	$31,205	$40,311	$36,290	$38,855	$42,461	$36,158	$258,148

Countrywide Bank Mortgage Loan Fundings (1)	$4,183	$3,825	$4,551	$4,996	$8,050	$11,057	$11,845	$48,507

Loan Fundings in Units:
Consumer Markets Division	69,073	72,924	88,971	81,216	90,906	92,204	82,294	577,588
Wholesale Lending Division	34,735	34,947	45,660	40,501	43,783	44,785	37,798	282,209
Correspondent Lending Division	71,049	55,858	76,598	65,684	66,904	77,911	71,023	485,027
Capital Markets	3,777	6,737	4,871	7,749	7,509	9,942	3,716	44,301
Total Mortgage Loan Fundings in Units	178,634	170,466	216,100	195,150	209,102	224,842	194,831	1,389,125
Commercial Real Estate	26	24	38	32	45	66	40	271
Total Loan Fundings in Units	178,660	170,490	216,138	195,182	209,147	224,908	194,871	1,389,396

Countrywide Bank Mortgage Loan Units (1)	31,622	30,707	37,008	37,913	57,918	75,386	74,781	345,335

Mortgage Loan Fundings: (2)
Purchase	$14,410	$13,527	$18,412	$16,462	$18,251	$20,710	$17,228	$119,000
Non-purchase	18,223	17,410	21,436	19,576	20,323	21,287	18,503	136,758
Total Mortgage Loan Fundings	$32,633	$30,937	$39,848	$36,038	$38,574	$41,997	$35,731	$255,758

Mortgage Loan Fundings by Product:
Government Fundings	$856	$816	$1,206	$1,045	$1,108	$1,161	$1,047	$7,239
ARM Fundings	$16,835	$15,682	$19,098	$17,312	$19,508	$19,936	$16,936	$125,307
Home Equity Fundings	$3,476	$3,411	$4,176	$3,918	$4,226	$4,317	$3,798	$27,322
Nonprime Fundings	$3,042	$2,845	$3,318	$3,292	$3,807	$4,107	$3,354	$23,765

MORTGAGE LOAN SERVICING (3)
Volume	$1,126,610	$1,137,344	$1,152,651	$1,164,010	$1,179,179	$1,196,720	$1,210,919
Units	7,500,434	7,542,493	7,604,711	7,637,270	7,686,777	7,757,724	7,813,034

Subservicing Volume (4)	$29,141	$28,776	$26,172	$22,541	$22,243	$21,975	$22,012
Subservicing Units	247,185	250,832	238,767	216,296	212,483	209,564	207,213

Prepayments in Full	$13,548	$14,463	$18,992	$16,540	$19,037	$19,685	$16,934	$119,199
Bulk Servicing Acquisitions	$40	$37	$24	$16	$26	$29	$34	$206

Portfolio Delinquency - CHL (5)	4.42%	4.29%	3.68%	4.06%	3.91%	3.92%	4.11%
Foreclosures Pending - CHL (5)	0.46%	0.47%	0.47%	0.46%	0.47%	0.47%	0.48%

	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05
LOAN CLOSING SERVICES (units)
Credit Reports	856,161	914,659	822,119	800,675	764,650	657,448
Flood Determinations	290,446	318,626	320,502	314,302	301,893	294,120
Appraisals	106,283	123,082	110,006	111,172	105,296	96,598
Automated Property Valuation Services	726,083	750,312	710,337	706,351	618,304	457,504
Other	13,311	16,786	15,249	14,424	15,626	15,261
Total Units	1,992,284	2,123,465	1,978,213	1,946,924	1,805,769	1,520,931

CAPITAL MARKETS
Securities Trading Volume (6)	$295,824	$345,998	$329,551	$270,724	$307,234	$286,037

BANKING
Banking Operations Assets (in billions)	$70	$72	$71	$72	$72	$73

INSURANCE
Net Premiums Earned:
Carrier	$67.1	$53.7	$74.6	$70.8	$72.9	$105.6
Reinsurance	14.4	14.8	15.5	15.7	17.0	16.5
Total Net Premiums Earned	$81.5	$68.5	$90.1	$86.5	$89.9	$122.1

Workforce Head Count: (7) (8)
Loan Originations	28,330	29,793	30,242	30,657	30,781	30,619
Loan Servicing	6,729	7,008	7,122	7,247	7,372	7,460
Loan Closing Services	1,464	1,528	1,571	1,619	1,648	1,648
Banking	1,798	1,896	2,039	2,092	2,101	2,078
Capital Markets	638	640	653	661	673	683
Insurance	2,068	2,074	2,053	2,043	2,096	2,100
Global Operations	2,557	2,703	2,865	2,902	3,050	3,251
Corporate Overhead & Other	5,840	5,959	6,138	6,346	6,501	6,617
Total Workforce Head Count	49,424	51,601	52,683	53,567	54,222	54,456

Period-end Rates
10-Year U.S. Treasury Yield	4.28%	4.02%	4.34%	4.57%	4.49%	4.39%
FNMA 30-Year Fixed Rate MBS Coupon	5.36%	5.15%	5.51%	5.80%	5.85%	5.75%

	Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06	Jul-06	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	821,967	788,038	952,880	820,238	906,653	893,541	818,603	6,001,920
Flood Determinations	275,546	253,647	325,135	276,384	313,710	316,722	196,237	1,957,381
Appraisals	86,503	80,234	112,836	99,621	116,380	119,292	102,950	717,816
Automated Property Valuation Services	967,896	497,300	590,348	1,048,619	527,849	488,613	444,637	4,565,262
Other	15,866	15,718	18,194	12,634	18,536	17,203	15,160	113,311
Total Units	2,167,778	1,634,937	1,999,393	2,257,496	1,883,128	1,835,371	1,577,587	13,355,690

CAPITAL MARKETS
Securities Trading Volume (6)	$314,858	$292,307	$371,190	$281,690	$331,804	$320,842	$278,625	$2,191,316

BANKING
Banking Operations Assets (in billions)	$75	$75	$78	$79	$80	$84	$85

INSURANCE
Net Premiums Earned:
Carrier	$79.4	$73.2	$75.4	$73.1	$72.9	$83.1	$75.5	$532.6
Reinsurance	17.0	17.4	17.4	18.7	17.9	18.6	18.4	125.4
Total Net Premiums Earned	$96.4	$90.6	$92.8	$91.8	$90.8	$101.7	$93.9	$658.0

Workforce Head Count: (7) (8)
Loan Originations	30,721	30,826	31,211	31,789	32,360	32,515	32,253
Loan Servicing	7,590	7,687	7,816	7,771	7,683	7,390	7,138
Loan Closing Services	1,615	1,585	1,589	1,582	1,618	1,709	1,764
Banking	2,156	2,230	2,273	2,342	2,366	2,414	2,463
Capital Markets	699	712	726	738	779	809	842
Insurance	2,139	2,147	2,146	2,089	2,105	2,113	2,124
Global Operations	3,369	1,875	1,989	2,022	2,066	2,034	1,998
Corporate Overhead & Other	6,779	6,897	7,002	7,156	7,286	7,427	7,447
Total Workforce Head Count	55,068	53,959	54,752	55,489	56,263	56,411	56,029

Period-end Rates
10-Year U.S. Treasury Yield	4.53%	4.55%	4.86%	5.07%	5.12%	5.15%	4.99%
FNMA 30-Year Fixed Rate MBS Coupon	5.76%	5.73%	6.01%	6.10%	6.31%	6.37%	6.15%

(1)    These loans are processed for Countrywide Bank by the Company’s Mortgage Banking production divisions and are included in “Total Mortgage Loan Fundings” above. The amounts include loans funded for both investment purposes and for sale.  The Company will report the amount of such loans subsequently sold on a quarterly basis.

(2)    Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(3)    Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.

(4)    Subservicing volume for non-Countrywide entities.

(5)    Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(6)    Includes trades with Mortgage Banking Segment.

(7)    Workforce Head Count includes full-time employees, contract, and temporary help.

(8)    During June 2006, certain Information Technology functions were realigned within the Company.  As a result, certain staff have been reclassified into “Corporate Overhead.”  Prior months’ workforce have been restated to reflect this realignment.

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